SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 12, 2013 (December 6, 2013)

ELEPHANT TALK COMMUNICATIONS CORP.

(Exact name of registrant as specified in Charter)

Delaware	000-30061	95-4557538
(State of other Jurisdiction of	(Commission file no.)	(IRS employer identification no.)
incorporation)

3600 NW 138th St. Ste 102

Oklahoma City, OK 73134

(Address of principal executive offices)

(405) 301-6774

(Issuer's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Report, including the exhibits, includes forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events. Our actual results may differ materially from those discussed herein, or implied by, these forward-looking statements. Forward-looking statements are generally identified by words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “project” and other similar expressions. In addition, any statements that refer to expectations or other characterizations of future events or circumstances are forward-looking statements.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 6, 2013, Elephant Talk Communications Corp., (the “Company”) received a notice from the NYSE MKT LLC (the “Exchange”) indicating that the Company made a reasonable demonstration of its ability to regain compliance with Section 1003(a)(iv) of the Company Guide of the NYSE MKT LLC (the “Company Guide”). As a result, the Exchange accepted the Company’s updated plan of compliance (the “Plan”) and granted the Company a further extension until January 31, 2014 (the “Plan Period”) to regain compliance with the continued listing standards.

The Company initially received notice from the Exchange on May 17, 2013 indicating that the Company does not satisfy the continued listing standards of the Exchange set forth in Section 1003(a)(iv) of the Company Guide in that the Company has sustained losses which are so substantial in relation to its overall operations, or its existing financial resources, or its financial condition has become so impaired that it appears questionable, in the opinion of the Exchange, as to whether the Company will be able to continue operations and/or meet its obligations as it matures. The Company was afforded an opportunity to submit its initial plan of compliance to the Exchange, and on May 31, 2013, the Company presented its Plan to the Exchange. On June 13, 2013, the Exchange accepted the Plan and granted the Company an extension until August 31, 2013. Subsequently, on August 30, 2013, the Exchange further extended the Company’s Plan Period until November 30, 2013.

During the Plan Period, the Company will be subject to periodic review by the staff of the Exchange. Failure by the Company to demonstrate progress consistent with the Plan during the Plan Period or to regain compliance by the end of the Plan Period could result in the Exchange initiating delisting proceedings.

Item 7.01	Regulation FD Disclosure.

The Company issued a press release on December 12, 2013 announcing receipt of the Exchange’s notice on December 6, 2013. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information under Item 7.01 of this Form 8-K and set forth in the attached Exhibit 99.1 is intended to be furnished under and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

99.1	Press Release, dated December 12, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2013	ELEPHANT TALK COMMUNICATIONS CORP.

	By:	/s/ Alex Vermeulen
Alex Vermeulen General Counsel